SUPPLEMENT TO THE FIDELITY GOVERNMENT BOND FUNDS SEPTEMBER 29, 1999
PROSPECTUS

   The following information replaces similar information found in the "Fee Table" section on page 8.

   ANNUAL FUND OPERATING EXPENSES     (PAID FROM FUND ASSETS)

GINNIE MAE                      Management fee               0.43%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.28%

                                Total annual fund operating  0.71%
                                expensesA

GOVERNMENT INCOME               Management fee               0.43%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.25%

                                Total annual fund operating  0.68%
                                expenses

INTERMEDIATE GOVERNMENT INCOME  Management fee               0.65%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.00%

                                Total annual fund operating  0.65%
                                expensesB


   A EFFECTIVE MAY 28, 1999, FMR HAS AGREED TO REIMBURSE GINNIE MAE TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.63%. THIS ARRANGEMENT WILL REMAIN IN EFFECT THROUGH JUNE 30, 2001.

   B EFFECTIVE JULY 1, 2000, FMR HAS AGREED TO REIMBURSE INTERMEDIATE GOVERNMENT INCOME TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS AVERAGE NET ASSETS, EXCEED 0.61%. THIS ARRANGEMENT WILL REMAIN IN EFFECT THROUGH JANUARY 1, 2001.

The following information replaces similar information found in the "Fund Management" section on page 27.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for Ginnie Mae and Intermediate Government Income. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Ginnie Mae and Intermediate Government Income.

The following information supplements the information found in the "Fund Management" section on page 27.

(small solid bullet) Fidelity Investments Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for Ginnie Mae and Intermediate Government Income. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for Ginnie Mae and Intermediate Government Income.

The following information replaces similar information found in the "Fund Management" section on page 28.

FMR pays FIMM, FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.